UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) - February 16, 1999

                          Goody's Family Clothing, Inc.
             (Exact name of registrant as specified in its charter)

         Tennessee                0-19526                62-0793974
State or other jurisdiction of   Commission file number (I.R.S.Employer
incorporation or organization)                            Identification Number)

                  400 Goody's Lane, Knoxville, Tennessee 37922
               (Address of principal executive offices) (Zip Code)

                                (423) 966-2000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
            (Former name or former address, if changed since last report.)




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Item # 5        Other Event

     On February 16, 1999, Goody's Family Clothing, Inc. issued a press release (the "Press Release"), annexed as an exhibit hereto, stating in part, that a complaint on behalf of a purported class has been filed in federal court in Albany, Georgia alleging racial discrimination. The Press Release is incorporated herein by reference.

Item # 7        Financial Statements and Exhibits

                (c) Exhibits

                Exhibit No.

                  99.2......Press Release of Goody's Family Clothing, Inc. dated
                            February 16, 1999.



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                                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 GOODY'S FAMILY CLOTHING, INC.
                                                 (Registrant)

Date:    February 19, 1999                       /s/ Harry M. Call
         -----------------                      ------------------------------
                                                 Harry M. Call
                                                 Director, President and
                                                 Chief Operating Officer


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                                                 INDEX TO EXHIBITS

Exhibit No.

  99.2   Press Release of Goody's Family Clothing, Inc. dated February 16, 1999.


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